                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



                           Date of Report May 9, 2001


                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)


  Florida                                000-30110              65-0716501
--------------------------------------------------------------------------------
    (State or other jurisdiction    Commission File Number    (I.R.S. Employer
   of incorporation or organization)                         Identification No.)


 One Town Center Road, Boca Raton, Florida               33486
-------------------------------------------------------------------------------
 (Address of principal executive offices)              (Zip code)


                                 (561) 995-7670
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5            Other Information

                  SBA Communications Corporation ("SBA" or the "Company") announced significant increases in revenue, EBITDA and tower cash flow for the three months ended March 31, 2001, over the same period in 2000. EBITDA and tower cash flow amounts for the three months ended March 31, 2001 were quarterly highs in the Company's history.


Item 7            Financial Statements and Exhibits

                  99.1    Press release dated May 8, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




May 9, 2001                    /s/  Pamela J. Kline
                               --------------------
                               Pamela J. Kline
                               Chief Accounting Officer